SUPPLEMENT TO THE PROSPECTUSES
OF
EVERGREEN GROWTH AND INCOME FUND ("Growth and Income")
EVERGREEN VA GROWTH AND INCOME FUND ("VA Growth and Income")

Effective January 14, 1999, the section of the prospectus of Growth and Income entitled "THE FUNDS' PORTFOLIO MANAGERS" and the section of the prospectus of VA Growth and Income entitled "PORTFOLIO MANAGERS" is hereby supplemented to reflect the following change:

The day-to-day management of the Fund is handled by Philip M. Foreman. Mr. Foreman joined Evergreen Asset Management Corp. in January 1999 as Portfolio Manager after 7 years as Senior Portfolio Manager at Washington Mutual Advisors, Inc. Mr. Foreman has managed the Fund since January 1999.





January 25, 1999